8/10/2015 RPM INTERNATIONAL INC. 1 RPM INTERNATIONAL INC. 1 8/10/2015 Investor Relations Presentation October 7, 2015 Exhibit 99.2

8/10/2015
RPM INTERNATIONAL INC.

Forward-Looking Statements & Regulation G
This presentation contains “Forward-Looking Statements” as defined in the Private Securities
Litigation Reform Act of 1995. Actual results may differ materially from expectations and are subject to certain risks and uncertainties such as those described in RPM’s periodic reports and statements filed with the Securities and Exchange Commission and available through the company’s
website,
www.rpminc.com.
The
company
does
not
intend
to
update
any
forward-
looking statements made in this presentation.
This
presentation
includes
certain
company
data
that
do
not
directly
conform
to
generally
accepted
accounting
principles,
or
GAAP,
and
certain
company
data
that
has
been
restated
for
improved
clarity,
understanding
and
comparability,
or
pro
forma.
All
non-GAAP
data
in
this
presentation
are
indicated
by
footnote.
Tables
reconciling
such
data
with
GAAP
measures
are
available
through
our
website,
www.rpminc.com
under
Investor
Information/Presentations.

8/10/2015
RPM INTERNATIONAL INC.

Industrial Segment
(67%)
Consumer Segment
(33%)
$4.6 billion
5/31/15
Entrepreneurial Operating Philosophy
Competitive Advantage of Leading Brands
Balance Between Consumer and Industrial Businesses
Growth Strategy Balanced Between Internal Investment and Acquisitions

8/10/2015
RPM INTERNATIONAL INC.

Industrial Segment
(53%)
Consumer Segment
(32%)
As of August 31, 2015
Entrepreneurial Operating Philosophy
Competitive Advantage of Leading Brands
Balance Between Consumer and Industrial Businesses
Growth Strategy Balanced Between Internal Investment and Acquisitions
Specialty Segment
(15%)

Fiscal 2016 First-Quarter Results
($ in millions, except per share amounts)
Three Months
Ended Aug. 31,
Consolidated
2015
2014
%
Sales
$1,242
$1,203
+3.2%
EBIT
$161
$164
(1.9)%
Net
Income
$100
$99
+0.7%
Diluted EPS
$0.74
$0.73
+1.4%
Three Months
Ended Aug. 31,
Consumer
2015
2014
%
Sales
$396
$430
(8.0)%
EBIT
$66
$77
(13.8)%
Three Months
Ended Aug. 31,
Specialty
2015
2014
%
Sales
$184
$80
+130.7%
EBIT
$28
$17
+64.7%
Three Months
Ended Aug. 31,
Industrial
2015
2014
%
Sales
$663
$694
(4.5)%
EBIT
$84
$88
(4.4)%
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RPM INTERNATIONAL INC.

8/10/2015
RPM INTERNATIONAL INC.
6
North America
YTD   +7%
Europe
YTD
-6%
Sales Growth by Region
August YTD FY16 vs FY15 -
Actual
Total
$1,242 million
YTD
+3%
South/Latin
America
YTD
-14%
Africa/
Middle East
YTD
+3%
Asia/Pacific
YTD +15%
8/10/2015
RPM INTERNATIONAL INC.

North America
YTD   +9%
Europe
YTD
+10%
Sales Growth by Region
August YTD FY16 vs FY15 -
at FY15 FX Rates
Total
$1,326 million
YTD
+10%
South/Latin
America
YTD
+15%
Africa/
Middle East
YTD
+14%
Asia/Pacific
YTD +36%
RPM INTERNATIONAL INC.
8/10/2015

Capital Allocation: Fiscal 2006-2015
Acquisitions
Dividends
Capex
Asbestos
TOTAL
$1,226,622
$1,054,367
$673,215
$575,096
$3,529,300
Dividends
30%
Capex
19%
Asbestos
16%
Acquisitions
35%
8/10/2015
RPM INTERNATIONAL INC.

Fiscal 2016 & Beyond: Competing & Winning in the Market by
Accelerating Growth Investments
CapEx
increase from $85 million to
$120 million; large investments
Replicate successful Brazilian
strategy in Malaysia
Increase consumer advertising
to expand market share
AlphaGuard
U.S. bottling
and
UK expansion
Tuf-Strand
macro fibers
Construction
chemicals
Brazilian
platform for Euclid,
Tremco, Flowcrete
and Carboline
Tremco
Roofing
Kirker
Euclid
Euclid Latin Am.
Viapol
1
3
2
8/10/2015
RPM INTERNATIONAL INC.

Growth Strategy Acquisitions • International Expansion • Product Innovation 8/10/2015 RPM INTERNATIONAL INC. 10

Acquisition Strategy
“The Best Home for
Entrepreneurial Companies”
Key requirements:
Acquisition Focus:
Key Takeaways:
•
Niche market leaders
•
Strong GP margins
•
Retain entrepreneurial
management team
•
Geographic expansion
•
New markets
•
New products
•
150+ acquisitions
•
Few divestitures
•
Less than 1% impairment
charge in history of RPM
8/10/2015
RPM INTERNATIONAL INC.

International Expansion: 2005 vs. 2015
North America
2005
2015
$2,202
$3,195
86%
70%
Asia/Pacific
2005
2015
$27
$121
1.0%
2.6%
Europe
2005
2015
$251
$942
10%
20%
South/Latin America
2005
2015
$42
$251
1.7%
5.5%
TOTAL
2005
2015
$2,556
$4,595
Africa/Middle East
2005
2015
$34
$86
1.3%
1.9%
Dollars in millions
8/10/2015
RPM INTERNATIONAL INC.

Connections Creating Value:
Model for Success in Developing World
•
Acquire platform company
•
Great management team
•
Market leader
•
Potential for rapid expansion
•
Established base
of shared:
•
Manufacturing
•
Distribution
•
Technology
FY 15
FY 16
More to
Come
FY 13
FY 15
FY 14
FY 15
8/10/2015
RPM INTERNATIONAL INC.

Connections Creating Value: Leveraging Shared Technologies 8/10/2015 RPM INTERNATIONAL INC. 14

8/10/2015 RPM INTERNATIONAL INC. 15 New Product Innovations AlphaGuard RoofTec

8/10/2015 RPM INTERNATIONAL INC. 16 Consistent Financial Performance

Balanced Business = Steady Growth
Consolidated
2011
2012
2013
2014
2015
Sales
+8.5%
+11.7%
+8.1%
+7.2%
+5.0%
Net
Income
+16.1%
+11.5%
+14.5%
+20.9%
+10.7%
Note: Specialty Products Holding Corp. (SPHC) was deconsolidated on May 31, 2010 and reconsolidated on Jan. 1, 2015.
Net income and EBIT exclude one-time adjustments taken in FY2012, FY2013 and FY2015.
Consumer
2011
2012
2013
2014
2015
Sales
+3.4%
+10.7%
+16.1%
+11.4%
(0.2)%
EBIT
(0.9%)
+9.7%
+31.2%
+19.5%
+9.1%
Industrial
2011
2012
2013
2014
2015
Sales
+11.3%
+12.2%
+4.1%
+5.0%
+8.0%
EBIT
+15.4%
+17.5%
(0.7%)
+11.1%
+5.6%
8/10/2015
RPM INTERNATIONAL INC.

8/10/2015
RPM INTERNATIONAL INC.

Consistent Financial Performance:
30-Year Growth Profile
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Sales
$0
$50
$100
$150
$200
$250
$300
$350
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Net Income
10.6%
30-yr. CAGR
11.9%
30-yr. CAGR
Note: Specialty Products Holding Corp. (SPHC) was deconsolidated on May 31, 2010 and reconsolidated on Jan. 1, 2015
Note: Net income excludes one-time adjustments taken in FY2013 and 2015, and asbestos charges taken from FY2003-FY2008

8/10/2015
RPM INTERNATIONAL INC.

41 Consecutive Years of Dividend Increases
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$1.10
'73
'75
'77
'79
'81
'83
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
Dividend per share
Acquired
Yield
on
Original
Investment
Today
2.4%
10
yrs.
5.8%
25 yrs.
13.6%
$1.8 billion
Paid
+ 8.3%
10/9/14
•
Only 45
of all 19,000 U.S. publicly traded companies have an equal or better record
•
The compounding benefit of reinvesting a growing cash dividend first envisioned by a
$25 mm company in 1973 continues today in a $4.6 bb company paying out
+$135 mm per year

8/10/2015
RPM INTERNATIONAL INC.

Consistent Financial Performance:
Superior Shareholder Return
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12
5/13
5/14
5/15
RPM International, Inc.
100.00
109.55
138.24
154.37
101.69
137.38
169.51
197.28
255.99
341.02
405.16
S&P 500
100.00
108.64
133.40
124.47
83.93
101.54
127.90
127.37
162.11
195.25
218.31
Peer Group
100.00
113.38
145.66
130.48
88.57
118.63
156.37
162.32
243.22
288.93
346.07
Ten-year comparison based on $100 invested on 5/31/05 in stock or index
—
including reinvestment of dividends. Fiscal year ending May 31.
(Peer
Group
includes
Akzo
Nobel
N.V.,
Ferro
Corporation,
H.B.
Fuller
Company, Masco Corporation, PPG Industries, Inc., The Sherwin-Williams
Company and The Valspar Corporation.)
Comparison of Cumulative Total Return
Among RPM International Inc.,
the S&P 500 Index and a Peer Group
Outperform:
S&P 500
by 86%
Peers
by 17%

8/10/2015 RPM INTERNATIONAL INC. 21 Good Value in a Great Company “Hire the best people you can find. Create an atmosphere that will keep them. Then let them do their jobs.” Frank C. Sullivan, 1947